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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 26, 1999 relating to the financial statements, which appears in the Registration Statements on Form S-1 (No. 333-74731 and 333-93441) for the year ended March 31, 1999.

PricewaterhouseCoopers LLP

/s/  PricewaterhouseCoopers LLP
     --------------------------

San Jose, California
May 10, 2000